Exhibit 6.2

AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDED AND RESTATED SECURITY AGREEMENT is made as of March 28, 2018, by and among Hylete, Inc., a California corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”) and Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender” and together with the First Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1      “Amendment” shall mean this Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement dated as of July 28, 2017, by and among the Borrower, First Lender and Second Lender, as further amended, modified, supplemented, extended or restated from time to time.

1.3      “Security Agreement” shall mean the First Amended and Restated Security Agreement dated as of July 28, 2017, by and among the Borrower, First Lender and Second Lender, as further amended, modified, supplemented, extended or restated from time to time.

1.4      Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1      Amendments. The Credit Agreement is hereby amended as follows:

(a)       Recitals. The following is added as the third Recital to the Credit Agreement:

   WHEREAS Borrower has requested that Third Lender lend to Borrower up to an additional $500,000 in the form of a term loan to provide working capital to maintain and expand the operations of Borrower and to pay fees and expenses, and Third Lender is willing to agree to lend such amount on the terms and conditions of this Agreement.

(b)      Section 1.1. The following are added as a definition to Section 1.1 or replace the existing definitions in their entirety:

“Third Lender” means Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company.

“Closing Date” means each of the Initial Closing Date, Second Closing Date and the date or dates Third Lender makes any Additional Loans.

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“Lender” means First Lender, Second Lender and Third Lender and shall include any assignees of a Loan or a Note pursuant to the terms and conditions of Section 8.1 hereof.

(c)       Section 2.1(f). The following Section 2.1(1) is hereby added:

Additional Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Third Lender has agreed to make additional loans to Borrower (the “Additional Loans”, if any, and together with the First Loan, Second Loan and Third Loan, the “Loans”) on the terms and conditions set forth in this Section 2.1(d). Third Lender shall make the first Additional Loan on or about March 30, 2018 in the amount of $250,000. Third Lender shall make the second Additional Loan on or about April 13, 2018 in the amount of $250,000. Concurrent with the delivery by Third Lender of Additional Loan proceeds to the Borrower, Borrower shall execute and deliver to Third Lender a Note dated as of the date of such funding in the principal amount of such Additional Loan.

(d)      Section 2.4. The following is added at the end of Section 2.4:

With respect to each Additional Loan, (as and if made), Borrower shall pay to bocm3, LLC, with respect to any Additional Loans made by Third Lender a nonrefundable closing fee of 5% of the amount of such Loan (the “Additional Loan Closing Fee”) to offset transaction costs of bocm3, LLC and its Affiliates. The Additional Loan Closing Fee with respect to each Additional Loan shall be payable on the date each such Additional Loan is made, and may be withheld from the proceeds of such Additional Loan. The Additional Loan Closing Fee, once paid, shall be nonrefundable under all circumstances.

(e)       Section 2.6. The following is added at the end of Section 2.6:

Upon the making of each Additional Loan, Borrower shall issue to Third Lender warrants to purchase Series A-2 Preferred Stock such that Third Lender shall have warrants to purchase 0.79365% of the Capital Stock of Borrower on a fully-diluted basis as of the Closing Date in the form attached hereto as Exhibit B.

(f)       Section 4.6. The following is added as the last sentence of Section 4.6:

The proceeds of the Additional Loans, if any, will be used solely to fund expenses in connection with this Agreement, and for general working capital purposes of Borrower, each as determined by Borrower.

2.2      Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

AMENDMENT TO SECURITY AGREEMENT

3.1      Amendment. The Security Agreement is hereby amended to add Third Lender as a "Secured Party" to the Security Agreement.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

4.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

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4.2      Authorization: Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

ARTICLE V.

MISCELLANEOUS

5.1      Continuance of Credit Agreement and Security Agreement. Except as specifically amended by this Amendment, the Credit Agreement and Security Agreement shall remain in full force and effect.

5.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

5.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

5.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

5.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.6      Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 5.9 of this Amendment.

5.7      Course of Dealing: Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

5.8      No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

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5.9      Expenses and Attorneys' Fees. The Borrower shall pay (a) all fees and expenses (including attorney's fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney's fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney's fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof, which may be withheld from the proceeds of any Additional Loans by Third Lender.

5.10      Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender's request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Ronald L. Wilson
Name: Ronald L. Wilson, II
Title: CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory Seare
Name: Gregory Seare
Title:

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory Seare
Name: Gregory Seare
Title:

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory Seare
Name: Gregory Seare
Title:

[Signature page to Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

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AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDED AND RESTATED MANAGEMENT ADVISORY SERVICES

AGREEMENT

This AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDED AND RESTATED MANAGEMENT ADVISORY SERVICES AGREEMENT (this “Amendment”) is made as of February 14, 2019 by and among Hylete, Inc., a Delaware corporation (as the surviving entity in a merger with Hylete, Inc., a California corporation, “Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender”), and bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Lender” and together with the First Lender, Second Lender and Third Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1       “Amendment” shall mean this Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement.

1.2       “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among Hylete, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, and as further amended, modified, supplemented, extended or restated from time to time.

1.3       “Management Agreement” shall mean the First Amended and Restated Management Advisory Services Agreement, dated as of July 28, 2017, by and among Black Oak Capital Management II, LLC, a Utah limited liability company, bocm3, LLC, a Utah limited liability company and Borrower.

1.4       Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

2.1       Amendments. The Credit Agreement is hereby amended as follows:

(a)            Recitals. The following is added as the fourth Recital to the Credit Agreement:

WHEREAS Borrower has requested that Fourth Lender lend to Borrower up to an additional $1,725,000 in the form of a term loan to provide working capital to maintain and expand the operations of Borrower and to pay fees and expenses, and Fourth Lender is willing to agree to lend such amount on the terms and conditions of this Agreement.

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(b)             Section 1.1. The number “$10,000,000” in the definition of “Change of Control” is hereby replaced with the number “$30,000,000”. In addition, the following are added as a definition to Section 1.1 or replace the existing definitions in their entirety:

“Fourth Lender” means bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company.

“Closing Date” means each of the Initial Closing Date, Second Closing Date, the date or dates Third Lender makes any Additional Loans or the date or dates Fourth Lender makes any Fourth Lender Loans.

“Lender” means First Lender, Second Lender, Third Lender and Fourth Lender and shall include any assignees of a Loan or a Note pursuant to the terms and conditions of Section 8.1 hereof.

“Note Maturity Date” means December 31, 2019.

(c)            Section 2.1(g). The following Section 2.1(g) is hereby added:

Fourth Lender Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Fourth Lender has agreed to make additional loans to Borrower (the “Fourth Lender Loans”, if any, and together with the First Loan, Second Loan, Third Loan and any Additional Loans, the “Loans”) on the terms and conditions set forth in this Section 2.1(g). Fourth Lender hereby agrees to lend to Borrower a Fourth Lender Loan of up to $1,725,000 on or about March 31, 2019, provided that Fourth Lender has funding for the Fourth Lender Loan which Fourth Lender has sought on a best efforts basis. Fourth Lender may make the Fourth Lender Loans in one or more installments in multiples of $50,000 at any time or times from the Effective Date until the date specified in this Section 2.1(g). Concurrent with the delivery by Fourth Lender of the Fourth Lender Loan proceeds to the Borrower, Borrower shall execute and deliver to Fourth Lender a note dated as of the date of such funding in the principal amount of such Fourth Lender Loan.

(d)            Section 2.2(a). The following is hereby added at the end of Section 2.2(a):

Notwithstanding the forgoing, except as provided in Section 2.2(b) below, the first $500,000 of Fourth Lender Loans shall bear interest from February 1, 2019 through maturity (whether by acceleration or otherwise, except voluntary prepayment) at a rate equal to 12.50% per annum, compounded monthly. Any remaining Fourth Lender Loans shall bear interest on the unpaid principal amount thereof from the date of advance (or portion thereof) through maturity (whether by acceleration or otherwise, except voluntary prepayment) at a rate equal to 12.50% per annum, compounded monthly.

(d)             Section 2.4. The following is added at the end of Section 2.4:

With respect to each Fourth Lender Loan, (as and if made), Borrower shall pay to bocm3, LLC, a nonrefundable closing fee of 5% of the amount of such Loan (the “Fourth Lender Loan Closing Fee”) to offset transaction costs of bocm3, LLC and its Affiliates. The Fourth Lender Loan Closing Fee with respect to each Fourth Lender Loan shall be payable on the date each such Fourth Lender Loan is made, and may be withheld from the proceeds of such Fourth Lender Loan. The Fourth Lender Loan Closing Fee, once paid, shall be nonrefundable under all circumstances.

(e)             Section 2.6. The following is added at the end of Section 2.6:

Borrower shall issue Fourth Lender warrants to purchase Borrower’s preferred stock representing 1.66% of the Series A-2 Preferred Stock of Borrower on a fully-diluted basis on the Closing Date of the Fourth Lender Loan (each a “Fourth Lender Warrant”), which shall be prorated based on the actual amount of the Fourth Lender Loan. Each Fourth Lender Warrant shall be in the form attached hereto as Exhibit B.

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(x)       Section 5.10. The following is hereby added at the end of Section 5.10:

So long as any portion of any Fourth Lender Loan is outstanding, Borrower shall pay to bocm3, LLC an annual monitoring fee equal to $15,000 per $1,000,000 of Fourth Lender Loan funded on a prorated basis (the “Fourth Lender Loan Monitoring Fee”). The Fourth Lender Loan Monitoring Fee shall be payable monthly, with the first installment due on the first day of the first calendar month following the making of the first Fourth Lender Loan, and continuing on the first day of each calendar month thereafter in equal monthly installments.

2.2      Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

AMENDMENTS TO MANAGEMENT AGREEMENT

3.1      Amendments. The Management Agreement is hereby amended as follows:

(a)            Section 5. The following is hereby added at the end of Section 5:

So long as any portion of any Fourth Lender Loan is outstanding, Hylete shall pay to bocm3 an annual monitoring fee equal to $15,000 per $1,000,000 of Fourth Lender Loan funded on a prorated basis (the “Fourth Lender Loan Management Fee”). The Fourth Lender Loan Management Fee shall be payable on a monthly basis in arrears, with the first installment due on the first day of the first calendar month following the making of the first Fourth Lender Loan, and continuing on the first day of each calendar month thereafter in equal monthly installments.

ARTICLE IV.

LENDER CONSENT TO MERGER

4.1      Delaware Incorporation and Merger. Borrower, on December 21, 2018, delivered to the Secretary of State of the State of Delaware a Certificate of Incorporation of Hylete, Inc. (the “DE Certificate of Incorporation”), and thereafter entered into that certain Agreement and Plan of Merger of Hylete, Inc., a Delaware corporation and Hylete, Inc., a California corporation (“CA Hylete”), dated as of January 1, 2019 (the “Merger Plan” and, together with the DE Certificate of Incorporation, the “Merger Documents”). Under the Merger Documents, and in accordance with the General Corporation Law of the State of Delaware and the California Corporations Code, CA Hylete has or will be merged into Borrower, the separate existence of CA Hylete will thereafter cease and Borrower shall be the surviving corporation (the “Merger”), effective as of the filing of the certificate of merger in Delaware.

4.2      Additional Consents. Borrower intends to amend its certificate of incorporation and consummate a share exchange to effect (i) the authorization of a class of common stock (“Class C Common Stock”) which will be identical in all respects to its currently outstanding Class A Common Stock but with differing voting rights (each share of Class C Common Stock to be entitled to 10 votes per share and to be convertible at any time on a one-for-one basis into shares of Class A Common Stock, the Class C Common Stock to be owned in its entirety by Ron L. Wilson, II and Matthew Paulson), (ii) an increase in the authorized number of shares of Series A-2 Preferred Stock, and (iii) the conversion of all outstanding shares of Borrower’s preferred stock and all outstanding shares of Borrower’s Class B nonvoting common stock on a one-for-one basis into shares of Class A Common Stock and (iii) effect a reverse stock split.

4.3      Consent to Merger. Lender hereby approves and ratifies the Merger in all respects and the actions set forth in Section 4.2 of this Amendment and consents to all actions previously taken by any director, officer, agent or attorney of Hylete relating to the Merger and the transactions contemplated therewith.

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ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

5.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

5.2      Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

ARTICLE VI.

MISCELLANEOUS

6.1      Continuance of Credit Agreement and Management Agreement. Except as specifically amended by this Amendment, the Credit Agreement and Management Agreement shall remain in full force and effect.

6.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

6.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

6.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

6.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

6.6      Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 6.9 of this Amendment.

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6.7      Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

6.8      No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

6.9      Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof, which may be withheld from the proceeds of any Fourth Lender Loans by Fourth Lender.

6.10   Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Ron Wilson
Name: Ron Wilson
Title: CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name:
Title:

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name:
Title:

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title:

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name:
Title:

[Signature page to Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

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AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of August 1, 2019 by and among Hylete, Inc., a Delaware corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Lender”), black oak α equity fund, LLC, a Utah limited liability company (“Fifth Lender”, and together with the First Lender, Second Lender, Third Lender and Fourth Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1       “Amendment” shall mean this Amendment No. 3 to First Amended and Restated Credit Agreement.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among HYLETE, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, that certain Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of February 12, 2019 and as further amended, modified, supplemented, extended or restated from time to time.

1.3      Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1      Amendments. The Credit Agreement is hereby amended as follows:

(b)       Section 1.1. The following are added as a definition to Section 1.1 or replace the existing definitions in their entirety:

“IPO” means the initial closing of a firmly written public offering of the Borrower’s common stock pursuant to an effective registration statement on Form S-1 as filed with the Securities and Exchange Commission.

“Note Maturity Date” means December 31, 2020.

(c)       Section 2.3(a)(ii). The following is hereby added to the end of Section 2.3(a)(ii):

Upon the IPO, Borrower shall pay (A) $1 million of the principal balance of the Loans if the gross proceeds of the IPO are less than $20 million; (B) $2 million of the principal balance of the Loans if the gross proceeds of the IPO are at least $20 million but less than $25 million; and (C) all of the Loans if the gross proceeds of the IPO are at least $25 million.

2.2      Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

CONTINGENT AMENDMENT; CONVERSION

3.1      Contingency. Other than as set forth in Section 3.2, this Amendment shall solely be effective upon the consummation of the IPO. Upon the IPO, this Amendment shall be effective without any further action of Borrower, any Lender or any other party.

3.2      Additional Loan; Conversion. On the date of this Amendment, Fifth Lender made an additional Loan of $125,000 to Borrower (the “Fifth Lender Loan”). Upon the IPO, the Fifth Lender Loan, along with an additional principal amount of $375,000 of Loans previously made by Fourth Lender, shall be converted into equity in Borrower, as provided in a separate conversion agreement, by and between the Fifth Lender and Borrower.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

4.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

4.2      Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

ARTICLE V.

MISCELLANEOUS

5.1      Continuance of Credit Agreement. Except as specifically amended by this Amendment and the Credit Agreement shall remain in full force and effect.

5.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

5.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

5.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

5.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.6      Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 5.9 of this Amendment.

5.7      Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

5.8      No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

5.9      Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

5.10      Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to First Amended and Restated Credit Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Ron Wilson
Name: Ron Wilson
Title: CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Managing Director

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Managing Director

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title: Managing Director

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Managing Director

BLACK OAK a EQUITY FUND, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Managing Director

[Signature page to Amendment No. 3 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

8

AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 31, 2019 by and among Hylete, Inc., a Delaware corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Lender” and together with the First Lender, Second Lender and Third Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1       “Amendment” shall mean this Amendment No. 4 to First Amended and Restated Credit Agreement.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among HYLETE, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, that certain Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of February 12, 2019 and as further amended, modified, supplemented, extended or restated from time to time and that certain Amendment No. 3 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of August 1, 2019.

1.3       Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENT TO CREDIT AGREEMENT

2.1       Amendments. The Credit Agreement is hereby amended as follows:

(b)       Section 1.1. The following replaces the existing definition of such term in Section 1.1 in its entirety:

“Note Maturity Date” means January 31, 2020.

2.2       Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

3.1       Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

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3.2       Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3       Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

ARTICLE IV.

MISCELLANEOUS

4.1       Continuance of Credit Agreement. Except as specifically amended by this Amendment and the Credit Agreement shall remain in full force and effect.

4.2       Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3       Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

4.4       Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5       Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6       Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 4.9 of this Amendment.

4.7       Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

4.8       No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

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4.9       Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

4.10    Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to First Amended and Restated Credit Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Adam S. Colton
Name: Adam S. Colton
Title: CFO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

[Signature page to Amendment No. 4 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

4

AMENDMENT NO. 5 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDED AND RESTATED MANAGEMENT ADVISORY SERVICES

AGREEMENT

This AMENDMENT NO. 5 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDED AND RESTATED MANAGEMENT AGREEMENT (this “Amendment”) is made as of January 28, 2020 by and among Hylete, Inc., a Delaware corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Lender” and together with the First Lender, Second Lender and Third Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1       “Amendment” shall mean this Amendment No. 5 to First Amended and Restated Credit Agreement.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among HYLETE, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, that certain Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of February 12, 2019, Amendment No. 3 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of August 1, 2019 and as further amended, modified, supplemented, extended or restated from time to time and that certain Amendment No. 4 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender, Third Lender, and Fourth Lender, dated as of December 31, 2019.

1.3      “Management Agreement" shall mean the First Amended and Restated Management Agreement, dated as of July 28, 2017, originally by and among Black Oak Capital Management II, LLC, a Utah limited liability company, bocm3 LLC, a Utah limited liability company, and Hylete, Inc., a California corporation.

1.4      Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENT TO CREDIT AGREEMENT

2.1      Amendments. The Credit Agreement is hereby amended as follows:

(a)             Section 1.1. The following replaces the existing definition of such term in Section 1.1 in its entirety:

“Note Maturity Date” means April 1, 2021.

(b)             Section 2.1(f). The following Section 2.1(f) is hereby added to the Credit Agreement:

1

(f)       Borrower and Lender may agree on terms for an additional $500,000 of Loans, which shall be disbursed as agreed by Borrower and Lender, on such terms and conditions as agreed by Borrower and Lender.

(c)             Section 2.7. The following Section 2.7 is hereby added to the Credit Agreement:

Section 2.7 Extension Fee. Borrower shall pay a fee of $250,000 on the Note Maturity Date or earlier repayment of the Loans in full.

(c)       Section 5.17. The following Section 5.17 is hereby added to the Credit Agreement:

Section 5.17 Sale Process. If more than $3,000,000 of Loans are outstanding on December 31, 2020, Borrower shall engage a recognized investment banking firm agreed by Lender to explore strategic options for Borrower, including, without limitation, potential sales.

2.2      Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

AMENDMENT TO MANAGEMENT AGREEMENT

3.1      Section 5 Amendment. The following is hereby added as the last sentence of Section 5 of the Management Agreement:

Hylete shall pay to bocm3 a cash consulting and management fee equal to $15,000.00 per annum, payable on a monthly basis in arrears in equal installments of $1,250.00 beginning on February 1, 2020 and the first calendar day of every month thereafter.

3.2      Section 6 Amendment. The date “July 29, 2019” in Section 6 of the Management Agreement shall be replaced with “April 2, 2021”.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

4.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

4.2      Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

2

4.4      Absence of Other Long-Term Obligations. Other than the Loans and trade indebtedness, Borrower has no liabilities that are required to be repaid prior to the Note Maturity Date.

ARTICLE V.

MISCELLANEOUS

5.1      Continuance of Credit Agreement. Except as specifically amended by this Amendment and the Credit Agreement shall remain in full force and effect.

5.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

5.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

5.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

5.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.6      Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 5.9 of this Amendment.

5.7      Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

5.8      No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

5.9      Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

5.10    Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to First Amended and Restated Credit Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Ron Wilsonn
Name: Ron Wilson
Title: CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

[Signature page to Amendment No. 5 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

4

AMENDMENT NO. 6 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 6 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of [∙], 2020, by and among Hylete, Inc., a Delaware corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Lender” and together with the First Lender, Second Lender and Third Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1       “Amendment” shall mean this Amendment No. 6 to First Amended and Restated Credit Agreement.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among HYLETE, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, that certain Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of February 12, 2019, Amendment No. 3 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of August 1, 2019 and as further amended, modified, supplemented, extended or restated from time to time, that certain Amendment No. 4 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender, Third Lender, and Fourth Lender, dated as of December 31, 2019 and that certain Amendment No. 5 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement, dated as of January 2020, by and among Borrower, First Lender, Second Lender, Third Lender and Fourth Lender.

1.3      Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.
AMENDMENTS

2.1       Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.1. The following is hereby added to Section 1.1 of the Credit Agreement in alphabetical order relative to the other terms set forth therein:

““Bridge Note Maturity Date” means December 31, 2020.”

(b) Section 2.1(f). Section 2.1(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(f) Additional Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Third Lender has agreed to make additional loans to Borrower (the “Additional Loans”, if any) on the terms and conditions set forth in this Section 2.1(f). Third Lender shall make the first Additional Loan on or about March 30, 2018 in the amount of $250,000. Third Lender shall make the second Additional Loan on or about April 13, 2018 in the amount of $250,000. Concurrent with the delivery by Third Lender of Additional Loan proceeds to the Borrower, Borrower shall execute and deliver to Third Lender a Note dated as of the date of such funding in the principal amount of such Additional Loan. Borrower and Lender may agree on terms for an additional $500,000 of Loans, which shall be disbursed as agreed by Borrower and Lender, on such terms and conditions as agreed by Borrower and Lender.”

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(c) Section 2.1(g). Section 2.1(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Lender Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Fourth Lender has agreed to make additional loans to Borrower (the “Fourth Lender Loans”) on the terms and conditions set forth in this Section 2.1(g). Fourth Lender hereby agrees to lend to Borrower a Fourth Lender Loan of up to $1,725,000 on or about March 31, 2019, provided that Fourth Lender has funding for the Fourth Lender Loan which Fourth Lender has sought on a best efforts basis. Fourth Lender may make the Fourth Lender Loans in one or more installments in multiples of $50,000 at any time or times from the Effective Date until the date specified in this Section 2.1(g). Concurrent with the delivery by Fourth Lender of the Fourth Lender Loan proceeds to the Borrower, Borrower shall execute and deliver to Fourth Lender a note dated as of the date of such funding in the principal amount of such Fourth Lender Loan.”

(d) Section 2.1(h). The following shall be inserted as a new Section 2.1(h) of the Credit Agreement:

“(h) Bridge Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Fourth Lender has agreed to make additional loans to Borrower (the “Bridge Loans” and, together with the First Loan, Second Loan, Third Loan, any Additional Loans, and the Fourth Loan, if any, the “Loans”) on the terms and conditions set forth in this Section 2.1(h). Fourth Lender hereby agrees to lend to Borrower (i) a Bridge Loan in the amount of $250,000 on or before February 7, 2020, and (ii) a Bridge Loan in the amount of $250,000 on or before February 21, 2020; provided, in each case, that Fourth Lender has sufficient funding for each such Bridge Loan, as determined in the sole discretion of Fourth Lender. Concurrent with the delivery by Fourth Lender of the proceeds of each Bridge Loan to the Borrower, Borrower shall execute and deliver to Fourth Lender a note dated as of the date of such funding in the principal amount of such Bridge Loan.”

(e)   Section 2.4. The following is added to the end of Section 2.4 of the Credit Agreement:

“With respect to each Bridge Loan, (as and if made), Borrower shall pay to bocm3, LLC, a nonrefundable closing fee of 5% of the amount of such Loan (the “Bridge Loan Closing Fee”) to offset transaction costs of bocm3, LLC and its Affiliates. The Bridge Loan Closing Fee with respect to each Bridge Loan shall be payable on the date each such Bridge Loan is made, and may be withheld from the proceeds of such Bridge Loan. The Bridge Loan Closing Fee, once paid, shall be nonrefundable under all circumstances.”

(f)    Section 2.7. Section 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.7 Extension Fee. With respect to the Loans that are not Bridge Loans, Borrower shall pay a fee of $250,000 on the Note Maturity Date or earlier repayment of the Loans (other than any Bridge Loan) in full. With respect to the Loans that are Bridge Loans, Borrower shall pay a fee of $50,000 on the Bridge Note Maturity Date or earlier repayment of the Bridge Loans.”

2.2     Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

3.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

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3.2      Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

3.4      Absence of Other Long-Term Obligations. Other than the Loans and trade indebtedness, Borrower has no liabilities that are required to be repaid to any party other than the Lenders prior to the Note Maturity Date.

ARTICLE IV.

MISCELLANEOUS

4.1      Continuance of Credit Agreement. Except as specifically amended by this Amendment and the Credit Agreement shall remain in full force and effect.

4.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

4.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

4.6      Conditions. The effectiveness of this Amendment is subject to the Lender having received from the Borrower such documents and other materials as the Lender shall request, in form and substance satisfactory to the Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 4.9 of this Amendment.

4.7      Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

4.8      No Defenses. Each Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

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4.9      Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

4.10   Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6 to First Amended and Restated Credit Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Ron Wilsonn
Name: Ron Wilson
Title: CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

[Signature page to Amendment No. 6 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

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AMENDMENT NO. 7 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 7 TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 15, 2020 by and among Hylete, Inc., a Delaware corporation (“Borrower”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Senior Lender” and/or “First Lender”), bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Senior Lender” and/or “Second Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Senior Lender” and/or “Third Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Senior Lender” and/or “Fourth Lender”), black oak α equity fund, LLC, a Utah limited liability company (“Fifth Senior Lender” and/or “Fifth Lender”) and Black Oak-Hylete-Senior Debt 3, LLC, a Utah limited liability company (“Sixth Senior Lender” and together with the First Lender, Second Lender, Third Lender, Fourth Lender, and Fifth Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I.
DEFINITIONS

When used herein, the following terms shall have the following meanings specified:

1.1      “Amendment” shall mean this Amendment No. 7 to First Amended and Restated Credit Agreement and Limited Waiver.

1.2      “Credit Agreement” shall mean the First Amended and Restated Senior Credit Agreement, dated as of July 28, 2017, originally by and among Hylete, Inc., a California corporation, First Lender and Second Lender, as amended by that certain Amendment No. 1 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement, by and among Borrower, First Lender, Second Lender and Third Lender, dated as of March 28, 2018, that certain Amendment No. 2 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement, by and among Borrower, First Lender, Second Lender, Third Lender, and Fourth Lender dated as of February 14, 2019, that certain Amendment No. 3 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender, Third Lender, Fourth Lender, and Fifth Lender dated as of August 1, 2019, that certain Amendment No. 4 to First Amended and Restated Credit Agreement, by and among Borrower, First Lender, Second Lender, Third Lender, and Fourth Lender, dated as of December 31, 2019, that certain Amendment No. 5 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement, dated as of January 28, 2020, by and among Borrower, First Lender, Second Lender, Third Lender and Fourth Lender, and that certain Amendment No. 6 to First Amended and Restated Credit Agreement, by and among Borrower First Lender, Second Lender, Third Lender and Fourth.

1.3      Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

ARTICLE II.
AMENDMENTS

2.1       Amendments: The Credit Agreement is hereby further amended as follows:

(a)   Preamble. The Preamble to the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“This First Amended and Restated Senior Credit Agreement (the “Agreement”), dated as of July 28, 2017, is by and among Hylete, Inc., a California corporation (“Borrower”), the stockholders of Borrower signatories below (the “Stockholders”), Black Oak-Hylete-Senior Debt, LLC, a Utah limited liability company (“First Senior Lender”) and bocm3-Hylete-Senior Debt, LLC, a Utah limited liability company (“Second Senior Lender”), Black Oak-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Third Senior Lender”), bocm3-Hylete-Senior Debt 2, LLC, a Utah limited liability company (“Fourth Senior Lender”), black oak α equity fund, LLC, a Utah limited liability company (“Fifth Senior Lender”) and Black Oak-Hylete-Senior Debt 3, LLC, a Utah limited liability company (“Sixth Senior Lender” and together with the First Senior Lender, Second Senior Lender, Third Senior Lender, Fourth Senior Lender, and Fifth Senior Lender, the “Lenders”).”

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(b)   Recitals. The following is added as an additional Recital to the Credit Agreement:

“WHEREAS, the Borrower has requested that Sixth Senior Lender lend to Borrower up to an additional $500,000.00 to refinance existing debt and to provide working capital to maintain and expand the operations of Borrower and to pay fees and expenses, and Sixth Senior Lender is willing to agree to lend such amount on the terms and conditions of this Agreement.”

(c)   Section 1.1. The definition of “Bridge Note Maturity Date” is hereby deleted and replaced in its entirety with the following new definition:

““Bridge Note Maturity Date” means April 1, 2021.”

(d)   Section 2.1(h). Section 2.1(h) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(h) Bridge Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Fourth Senior Lender has agreed to make additional loans to Borrower (the “Bridge Loans”) on the terms and conditions set forth in this Section 2.1(h). Fourth Senior Lender hereby agrees to lend to Borrower (i) a Bridge Loan in the amount of $250,000 on or before February 7, 2020, and (ii) a Bridge Loan in the amount of $250,000 on or before February 21, 2020; provided, in each case, that Fourth Senior Lender has sufficient funding for each such Bridge Loan, as determined in the sole discretion of Fourth Senior Lender. Concurrent with the delivery by Fourth Senior Lender of the proceeds of each Bridge Loan to the Borrower, Borrower shall execute and deliver to Fourth Senior Lender a note dated as of the date of such funding in the principal amount of such Bridge Loan.”

(e) Section 2.1(i). The following is hereby inserted as a new Section 2.1(i) of the Credit Agreement:

“(i)    Sixth Senior Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Sixth Senior Lender has agreed to make additional loans to Borrower (the “Sixth Senior Loans” and, together with the First Loan, Second Loan, Third Loan, any Additional Loans, the Fourth Loan(if any), Fifth Lender Loan (if any), and the Bridge Loans, the “Loans”) on the terms and conditions set forth in this Section 2.1(i). Sixth Senior Lender hereby agrees to lend to Borrower: (1) a Sixth Senior Loan (first tranche) in the amount of $250,000 on or before November 15, 2020, comprised of $180,208.33 in new funds, $57,291.67 otherwise due to the Lenders on October 15, 2020 in the form of interest payment under the Credit Agreement (“September 2020 Interest Payment”), and a Sixth Senior Loan Closing Fee (as defined below) of $12,500 and (2) in Sixth Senior Lender’s sole and absolute discretion, a Sixth Senior Loan (second tranche) in the amount of up to $250,000 on or before January 31, 2021.”

(a)      The Sixth Senior Lender is hereby deemed by each of the other Lenders and the Borrower to be party to, and an express third party beneficiary of, each of the Security Documents, with full right of substitution and enforcement thereof as security for the Sixth Senior Loans. The Note Maturity Date for the Sixth Senior Loans shall be upon the occurrence of a Change of Control of the Borrower.

(b)       Notwithstanding Section 2.2 hereof, the Sixth Senior Loans shall bear interest at the lesser of (i) the maximum rate permitted by applicable law, and (ii) an amount calculated as follows: (A) if all of the amounts due hereunder with respect to the Sixth Senior Loans are satisfied on or before November 15, 2021, an amount of nominal interest such that the interest rate calculated on the principal amount of the Sixth Senior Loans would be equal to 200% of the principal amount of the Sixth Senior Loans; or (B) if any amount due hereunder with respect to the Sixth Senior Loans remains outstanding after November 15, 2021, an amount of nominal interest such that the interest rate calculated with respect to the principal amount of the Sixth Senior Loans would be equal to 250%, with such amount increasing by an additional 50% of the aggregate principal amount of the Sixth Senior Loans funded hereunder for each six (6) calendar month period following June 15, 2021 up to a maximum of 400%, in which amounts of the Sixth Senior Loans remain outstanding. Interest shall solely be paid upon a Change of Control of Borrower.

(c)            Concurrent with the delivery by Sixth Senior Lender of the proceeds of each Sixth Senior Loan to the Borrower, Borrower shall execute and deliver to Sixth Senior Lender a note dated as of the date of such funding in the principal amount of such Sixth Senior Loan.”

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(f) Section 2.3(b). The following is hereby added to the end of Section 2.3(b) of the Credit Agreement:

“The Interest Payment Dates for October 2020 (covering September 2020 interest) and November 2020 (covering October 2020 interest) shall be due on November 15, 2020 and December 15, 2020, respectively. Unless otherwise agreed to between Lenders and Borrower, all future Interest Payment Dates shall revert back to the last day of each calendar month with the Interest Payment Date for December 2020 (covering November 2020 interest) being due on January 8, 2021.”

(g)   Section 2.4. The following is added to the end of Section 2.4 of the Credit Agreement:

“With respect to each Sixth Senior Loan (as, and if, made), Borrower shall pay to bocm3, LLC, a nonrefundable closing fee of 5% of the amount of such Loan (the “Sixth Senior Loan Closing Fee”). The Sixth Senior Closing Fee with respect to each Sixth Senior Loan shall be payable on the date each such Sixth Senior Loan is made, and may be withheld from the proceeds of such Fifth Senior Loan. The Sixth Senior Loan Closing Fee, once paid, shall be nonrefundable under all circumstances.”

(h)   Section 2.7. Section 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.7 Extension Fee. With respect to the Loans that are not Bridge Loans, Borrower shall pay a fee of $250,000 on the Note Maturity Date or earlier repayment of the Loans (other than any Bridge Loan) in full. With respect to the Loans that are Bridge Loans, Borrower shall pay a fee of $25,000 on the Bridge Note Maturity Date or earlier repayment of the Bridge Loans.”

(i)    Section 5.17 Sale Process. Section 5.17 of the Credit Agreement (originally added to the Credit Agreement through Amendment No. 5 to First Amended and Restated Credit Agreement and First Amended and Restated Management Advisory Services Agreement, dated January 28, 2020) is hereby deleted in its entirety.

2.2      Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

LIMITED WAIVER

3.1      Waiver. The Borrower and Lenders hereby agree as follows:

(a)      Notwithstanding Section 2.2 of the Credit Agreement, the Lenders hereby acknowledge that Borrower’s interest payments originally due on July 31, 2020 (covering June 2020 interest) and August 31, 2020 (covering July 2020 interest) were actually made to Lenders on or about August 14, 2020, and September 15, 2020, respectively, and Lender hereby agrees that such delays did not constitute an Event of Default.

(b)   Notwithstanding Section 5.12 of the Credit Agreement, the Lenders hereby consent to and permit the Borrower: (i) for the period beginning as of the date of this Amendment and through and including December 2, 2020, to maintain a cash balance of less than $250,000; and (ii) for the period beginning on December 3, 2020, through and including January 15, 2021, to maintain a cash balance of less than $250,000, provided that such cash balance shall not be less than $100,000 at any point during such period. Lenders hereby waive any Default that would otherwise accrue solely as a result of the foregoing sentence. For all dates after January 15, 2021, 2020, the foregoing waiver shall expire and be of no further force and effect, and the Borrower shall satisfy all obligations set forth in the Credit Agreement, including Section 5.12 thereof.

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(c)   Borrower hereby acknowledges and agrees that, except as set forth in this Section 3.1, all of Borrower’s obligations under the Credit Agreement shall remain in full force and effect, subject to enforcement in full by the Lenders.

(d)   Borrower acknowledges and agrees that neither previous waivers, extensions, nor amendments granted to Borrowers by any Lender, nor the amendments or waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that Lenders have no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

(e)   The Borrower represents and warrants to the Lenders that, except as expressly waived by this Section 3.1, no Event of Default has occurred or is continuing as of the date of this Amendment.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender that:

4.1      Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

4.2      Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3      Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which a Borrower is a party or by which it or any of its assets is bound.

4.4      Absence of Other Long-Term Obligations. Other than the Loans and trade indebtedness, Borrower has no liabilities that are required to be repaid prior to the Note Maturity Date.

ARTICLE V.

MISCELLANEOUS

5.1      Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

5.2      Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

5.3      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

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5.4      Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

5.5      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

5.6      Conditions. The effectiveness of this Amendment is subject to the Lenders having received from the Borrower such documents and other materials as the Lenders shall request, in form and substance satisfactory to the Lenders and their counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 2.1(f) of this Amendment.

5.7      Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to the Borrower by the Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that the Lenders have no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

5.8      No Defenses. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

5.9      Expenses and Attorneys’ Fees. The Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by each Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by the Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

5.10    Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following a Lender’s request, and at the expense of Borrower, such other documents or instruments as a Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.7 to First Amended and Restated Credit Agreement as of the day and year first written above.

HYLETE, INC.

By: /s/ Jim Caccavo
Name: Jim Caccavo
Title: Interim CEO

BLACK OAK-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

BLACK OAK-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory Seare
Title: Manager

BOCM3-HYLETE-SENIOR DEBT 2, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

black oak α equity fund, LLC

By: /s/ Gregory D. Seare
Name: Gregory D. Seare
Title: Manager

[Signature page to Amendment No. 7 to First Amended and Restated Credit Agreement and First Amended and Restated Security Agreement]

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